Wells Fargo Virtual Midstream, Utility & Renewable Symposium December 8, 2021 8-K’ed on December 8, 2021 Pintlers Mountains, Montana

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana Boulder River in Montana

NWE - An Investment for the Long Term 3 • 100% pure electric & natural gas utility business with over 100 years of operating history • Solid economic indicators in service territory • Diverse electric supply portfolio ~65% hydro, wind & solar Black Eagle dam Pure Electric & Gas Utility Solid Utility Foundation Strong Earnings & Cash Flow Attractive Future Growth Prospects Financial Goals & Metrics Best Practices Corporate Governance • Residential electric & gas rates below national average • Solid system reliability • Low leaks per 100 miles of pipe • Solid JD Power Overall Customer Satisfaction scores • Disciplined maintenance capital investment program to ensure safety and reliability • Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come • Further opportunity for energy supply investment to meet significant capacity shortfalls • Consistent track record of earnings & dividend growth • Strong cash flows aided by net operating loss carry- forwards anticipated to be available into 2021 • Strong balance sheet & investment grade credit ratings • Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater • Target 3%-6% EPS growth plus dividend yield to provide competitive total return • Target dividend long-term payout ratio of 60%-70% 5th Best Governance Score

About NorthWestern 4 Montana Operations Electric 384,700 customers 24,877 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 203,700 customers 7,057 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 43.1 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,700 customers 813 miles of distribution pipeline Data as of 12/31/2020 South Dakota Operations Electric 63,900 customers 3,622 miles – transmission & distribution lines 411 MW nameplate owned power generation Natural Gas 48,000 customers 1,766 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 5 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Over $4.0 billion of rate base investment to serve our customers Data as reported in our 2020 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1) (1) (1)

6 Highly Carbon-Free Supply Portfolio Based upon 2020 MWH’s of owned and long-term contracted resources. Approximately 65% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). MT SD NWE

Strong Utility Foundation 7  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability  Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators 8 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2019/2020 EEI Statistical Yearbook – Table 7.1 and EIA.gov

A History of Growth 9 2011-2020 CAGR’s: GAAP EPS: 2.1% - Non-GAAP EPS: 3.7% - Dividend: 5.8% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Investment for Our Customers’ Benefit 10 Over the past decade we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2020 CAGRs Estimated Rate Base: 11.0% GAAP Diluted EPS: 4.7% 2008-2020 CAGRs NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.7%) 2008-2020 CAGRs US average electric bill: 1.3%* US average natural gas bill: (2.1%)**

Balance Sheet Strength and Liquidity 11 Investment grade credit ratings (placed on negative outlook by Moody’s on March 12, 2021), maintaining liquidity in excess of $100 million target, debt to capitalization within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target temporarily increased to $200 million due to uncertain economic conditions brought about by COVID-19.

Earnings Growth 12 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. Non-GAAP Adjusted EPS Growth Averaged 3.7% from 2011 - 2020 NorthWestern affirms its previously revised 2021 earnings guidance range of $3.43 to $3.58 per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related reduction in our commercial and industrial sales volumes, offset in part by an increase in usage by residential customers through the remainder of 2021; • Normal weather for the remainder of the year in our electric and natural gas service territories; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted shares outstanding of approximately 51.8 million to 52.0 million. Continued investment in our system to serve our customers and communities is expected to provide annualized 4% - 5% growth in rate base and a targeted long-term earnings per share growth rate of 3% - 6%. Maintaining our 60% - 70% targeted dividend payout ratio, we anticipate the long-term dividend growth rate to be in line with the EPS growth rate going forward.

13 Looking Forward

Five Year Capital Update 14 A low-risk mix of investment opportunity over the next five years to address grid modernization and renewable energy integration. Highly Executable / Low Risk Capital Plan

Continued Investment in a Sustainable Grid the Capital Investment Forecast 15 $2.4 billion of total capital investment over the five year period (a $300 million increase to prior 5-year forecast). We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances. This sustainable level of capex is expected to drive annualized rate base growth of approximately 4%-5%.

Funding our Capital Investment 16 Note: Financing plans are subject to change depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions and other factors Equity Needs • We expect total equity proceeds of approximately $200 million in 2021* and up to $300 million in 2022. • Only $100 million equity issued from 2017 to 2020 to fund $1.3 billion of capital investment. • Equity plans balance our intentions to protect our current credit ratings** while still targeting a long-term earnings per share growth rate of 3% - 6%. * Assumes approximately $122.8M of gross proceeds received through 9/30/2021 under our At-The-Market program and $75M gross proceeds as part of our public offering announced in November 2021. ** Targeting a 14%-15% FFO to Debt ratio

2022 Earnings Bridge 17 NorthWestern announces a preliminary 2022 earnings guidance range of $3.20 to $3.40 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of fixed cost recovery mechanism for Montana electric; • A consolidated income tax rate of approximately 0% to 3% of pre-tax income; and • Diluted shares outstanding of approximately 55.6 million to 56.2 million. • An increased, yet more sustainable, level of operating expenses, along with dilution from equity financing of capital investment, is expected to be partially offset by organic growth and rate recovery*. • Dividend payout ratio is expected to exceed 60%-70% targeted range for 2022 (likely between $2.50 - $2.54 annualized) • We continue to target a long-term earnings per share growth rate of 3%-6% off a 2020 base year. * Primarily FERC formula rates and property tax tracker Note: See “Detailed 2022 Earnings Bridge” slide in the Appendix for additional information. Guiding down to $3.20 to $3.40 primarily driven by equity needed to support increased capital investment.

Regulatory Update 18 Montana Public Service Commission • An April 15, 2021 filing of a motion requesting to delay the implementation of our Montana fixed cost recovery mechanism pilot for another year until July 2022 or beyond, due to the continued uncertainties created by the COVID-19 pandemic. On June 29, 2021, the MPSC granted our motion and issued a final order denying the MCC’s request for reconsideration on September 15, 2021; • An April 21, 2021 filing requesting approval to increase the forecasted Base costs used to develop rates for the recovery of electric power costs through our Power Cost and Credit Adjustment Mechanism (PCCAM) by approximately $17 million. On June 29, 2021, the MPSC approved implementing our request for interim rates, subject to refund. The MCC filed a motion arguing that the PCCAM Base cannot be updated except in a general rate case and asked the MPSC to dismiss the application. On October 5, 2021, the MPSC granted the MCC’s motion to dismiss. The Final Order was received on December 2, 2021. • A May 19, 2021 filing requesting approval to acquire electric capacity resources identified through our January 2020 RFP. See the “Generation Portfolio Update” slide that follows. • We anticipate making a 2022 Montana electric rate filing (2021 test year) to provide needed rate relief in 2023. FERC has initiated a routine audit covering years 2018 to present. We have responded to several sets of data requests as part of the audit process. An audit report has not yet been received from FERC, but is expected within the next six months. Management is unable to predict the outcome or timing of the final resolution of the audit.

Growth Supporting Renewable Energy 19 Two facilities designed specifically to provide peak capacity and support the intermittent nature of renewable energy that currently comprises approximately 65% of NorthWestern’s energy supply portfolio. • Laurel Generation Station - 175 MW of flexible natural gas reciprocating internal combustion engines (RICE) near Laurel, Montana, at a cost of approximately $275 million, including AFUDC. o Construction is expected to begin in 2022* and available to serve our Montana customers during the 2023-2024 winter season. o As part of the same competitive solicitation, NorthWestern also entered into two agreements to provide additional carbon-free capacity: o A 20-year battery storage agreement to provide capacity and ancillary services from the 50 MW Beartooth Battery storage facility that will be constructed in Yellowstone County, Montana; and o A 5-year / 100 MW power purchase agreement originating predominately from hydroelectric resources with Powerex for capacity and energy products. • Bob Glanzer Generation Station – 60 MW of flexible RICE capacity near Huron, South Dakota, at a cost of approximately $80 million, including AFUDC. Under construction and expected to be in service in early 2022 for our South Dakota customers. Currently, NorthWestern has a much higher ratio of non-carbon resources in Montana than the state of California – however, we only have roughly half the dispatchable resources to support their intermittency**. * Sierra Club and Montana Environmental Information Center have filed a complaint regarding the Department of Environmental Quality’s air quality permit issued to NorthWestern for the Laurel Facility. Case awaiting Montana District Court Review. **See “Comparison of Installed Capacity” slide in the Appendix for additional information. Hydro Thermal Wind Demand Montana Generation and Demand 10/29/21 to 11/01/21 Intermittent Production Dispatchable Peak Capacity

Transmission System Update 20 Electric Transmission: • In June 2021, we joined the Western Energy Imbalance Market (WEIM). This real-time, within-hour energy market will provide the company’s Montana customers with economically efficient energy to resolve imbalances and variations in load and generation on our Montana system. • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on-system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence. WEIM active & Pending Participants

Distribution Grid Update 21 5 Year Projects Grid of the FutureAccomplishments VISION: Turning risks into opportunities by evolving the business and adding new value systems. System Efficiencies •ADMS Enhancements •Fault Location, Isolation and Service Restoration (FLISR) Implementation •Distribution Energy Resource (DER) Integration Operational Efficiencies •DOC Transitions to Control •Montana AMI Customer Experiences •Customer Portals •Smart Apps Actionable Data •Key Performance Indicators •Predictive Analytics •Enterprise Connectivity New Technology •EV Charging •Micro Management System (MGMS) •Advanced DER Integration Customer Experiences •Advanced Apps & Controls •Predictive Analytics (i.e. Customer Bills) •Home Area Network •Customized Solutions Data Sharing •Multitenant Solutions •Transactive Controls •Emergency Management System (EMS) •Mobile Work Force Management (MWM) •Advanced Distribution Management System (ADMS) •SD/NE Advanced Meters Infrastructure (AMI) •Distribution Operations Center (DOC) •Smart Switch Program •Electric Segment I.D. •Missoula Educational Solar Pilot Project •Community Solar Pilots Projects in Bozeman, Helena, Missoula and Yellowstone Nat. Park •Smart Grid Demonstration Project

ESG Advancements 22 www.northwesternenergy.com/our-company/investor-relations www.northwesternenergy.com/our-company/investor-relations/ESG-Sustainability NorthWestern has launched a new website with increased focus on communicating our stewardship and ESG efforts including: • SASB Framework Report (new) • TCFD Framework Report (new) • AGA ESG Methane reporting template (new) • EEI ESG Carbon reporting template (updated) • Key Sustainability Statistics Report (updated and expanded) • Comprehensive disclosure of operational and financial ESG statistics covering years 2016-2020.

ESG Publications 23 Environmental Social Governance These six publications* provide valuable insight into NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. * Available at: https://www.northwesternenergy.com/about-us/environmental-social-governance and https://www.northwesternenergy.com/about-us/investors/financials

ESG - Environmental 24 65% of NorthWestern Energy’s 2020 Electric Generation Portfolio Delivered was Carbon-Free (based on megawatt hours) Beethoven Wind Farm Based upon 2020 MWH’s of owned and long-term contracted resources. NWE Montana & South Dakota combined 57% Carbon Free Nameplate Portfolio vs 31% National Average in 2020 (based nameplate megawatts via U.S. Energy Information Administration – form EIA-860) Black Eagle Power House

ESG - Social 25 Community EmployeesCustomers $2.3 Billion Economic Output in 2020 ($2.013B in Montana & $249M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2020 411 Number of nonprofits that received grants through Employee Volunteer Program $9.4 Million Low-Income Energy Assistance in 2020 Safety Culture TransformationTypical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

EO ESG - Governance 26 What We Do: • Annual election of all directors. • Majority vote plus resignation standard in uncontested elections. If a director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, the director must submit a resignation for the Board to consider. • Allow shareholders owning 25 percent of our shares to call a special meeting. • Independent Board of Directors, except our CEO. • Independent Board Chair. • Each of our Board committees is made up solely of independent directors. • Committee authority to retain independent advisors, which will be paid for by the company. • Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters. • Robust stock ownership guidelines for executive officers and directors. 20 / 20 – Women on Boards Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company’s ten directors are female. Corporate Governance Award Winner NorthWestern Corporation’s proxy statement has won governance awards – Best Proxy Statement (Small to Mid-Cap) by Corporation Secretary magazine (2014 & 2019) and Exemplary Compensation Discussion and Analysis from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our ‘12, ‘13, ‘16, ’17 & ‘18 statements Board of Directors Executive Team5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody’s Investment Services on Best Governance Practices Other Recent Governance Recognition What We Don’t Do: • Poison pill or a shareholder rights plan. • Hedging of company securities. • Corporate political contributions. • Supermajority voting, except to approve certain business combinations or mergers. Corporate Governance Diverse Leadership 2020 CEO Pay Ratio to Average Employee Salary NWE 25:1 U.S. Utilities Average 58:1 Performance- Based Pay 78%

Our Carbon Reduction Vision for NorthWestern Energy in Montana 27 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * Goal established in 2019 and measured against our 2010 carbon intensity as a baseline Already over 65% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 65% carbon free (nameplate) and more than two times better than the total U.S electric power industry (31% carbon free – 2020 metric). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

Conclusion 28 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

29

Detailed 2022 Earnings Bridge 30Appendix NorthWestern announces a preliminary 2022 earnings guidance range of $3.20 to $3.40 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of fixed cost recovery mechanism for Montana electric; • A consolidated income tax rate of approximately 0% to 3% of pre-tax income; and • Diluted shares outstanding of approximately 55.6 million to 56.2 million.

February Cold Weather Event 31 • In February 2021, a prolonged cold spell resulted in record winter peak demand for electricity and natural gas. In our SD & NE service territories, natural gas costs for the month of February 2021 exceeded the total cost for all of 2020. • We recorded a regulatory asset of approximately $26.0 million for natural gas supply we incurred in Nebraska. Considering customer impacts, we proposed recovery of our costs over a two-year period. The Nebraska Public Service Commission issued an order allowing recovery over a two-year period, effective June 1, 2021. We have a remaining balance of $25.2 million as of September 30, 2021. • We recorded approximate $22.0 million as a regulatory asset for supply costs incurred in our SD jurisdiction for natural gas supply costs in February. The South Dakota Public Utilities Commission (SDPUC) issued an order allowing recovery over a one-year period, effective March 1, 2021. We have $17.7 million remaining to collect as of September 30, 2021. • In Montana, while the impact was still significant, the degree of price excursion was not as significant due to availability of Canadian gas (AECO) from the north. Our combination electric and gas system performed exceptionally well. However, energy imports during this period were critical to maintain services in Montana. • Each year we submit filings for recovery of purchased power, natural gas and property tax costs. The respective state commissions review these tracker filings and make cost recovery determinations based on prudency. Appendix

February Cold Weather Event (Montana) (Megawatts) (Megawatt Hours) The chart illustrates the actual contribution of energy, by resource, during February’s multi-day cold weather event, the capacity deficit, and the market price of power. (Thermal includes all thermal resources – 222 MW Colstrip Unit 4, mandatory-purchase Qualifying Facilities, and natural gas.) Hydro (484MW) Coal and Natural Gas (511MW) Solar (17MW) Wind (455MW) Resource Adequacy Requirement Accredited Capacity of current portfolio NWE Load Purchase Price Portfolio Resource Portfolio Resource Production 32Appendix

-900 -800 -700 -600 -500 -400 -300 -200 -100 0 2/ 10 /2 1 0: 00 2/ 10 /2 1 3: 00 2/ 10 /2 1 6: 00 2/ 10 /2 1 9: 00 2/ 10 /2 1 12 :0 0 2/ 10 /2 1 15 :0 0 2/ 10 /2 1 18 :0 0 2/ 10 /2 1 21 :0 0 2/ 11 /2 1 0: 00 2/ 11 /2 1 3: 00 2/ 11 /2 1 6: 00 2/ 11 /2 1 9: 00 2/ 11 /2 1 12 :0 0 2/ 11 /2 1 15 :0 0 2/ 11 /2 1 18 :0 0 2/ 11 /2 1 21 :0 0 2/ 12 /2 1 0: 00 2/ 12 /2 1 3: 00 2/ 12 /2 1 6: 00 2/ 12 /2 1 9: 00 2/ 12 /2 1 12 :0 0 2/ 12 /2 1 15 :0 0 2/ 12 /2 1 18 :0 0 2/ 12 /2 1 21 :0 0 2/ 13 /2 1 0: 00 2/ 13 /2 1 3: 00 2/ 13 /2 1 6: 00 2/ 13 /2 1 9: 00 2/ 13 /2 1 12 :0 0 2/ 13 /2 1 15 :0 0 2/ 13 /2 1 18 :0 0 2/ 13 /2 1 21 :0 0 2/ 14 /2 1 0: 00 2/ 14 /2 1 3: 00 2/ 14 /2 1 6: 00 2/ 14 /2 1 9: 00 2/ 14 /2 1 12 :0 0 2/ 14 /2 1 15 :0 0 2/ 14 /2 1 18 :0 0 2/ 14 /2 1 21 :0 0 2/ 15 /2 1 0: 00 2/ 15 /2 1 3: 00 2/ 15 /2 1 6: 00 2/ 15 /2 1 9: 00 2/ 15 /2 1 12 :0 0 2/ 15 /2 1 15 :0 0 2/ 15 /2 1 18 :0 0 2/ 15 /2 1 21 :0 0 M eg aW at ts (M W ) Date & Time 850 MW Net Import NorthWestern consistently imports significant volumes of power to serve Montana customers during peak usage periods. Large Electricity Imports Were Critical (Montana) • Regional events helped avoid outages • Colder weather shifted to the east • Outages in Oregon meant more power was available to purchase • Market prices spiked as the event went on • Transmission system for imports significantly constrained Net Electricity Imports into Montana – Feb. 10-15, 2021 (“-” Represents Energy Import) 33Appendix

NWE Capacity as compared to Regional Peers 34 NWE’s capacity deficit exposes our customers to greater market exposure (price and availability) than any of our regional peers. Appendix

Accredited Capacity Contribution in Montana 35Appendix On a megawatt basis, wind generation comprises a very significant portion of our electric generation portfolio. However, based upon its 13% accredited capacity, it provides a much less significant contribution to our overall capacity deficit. Accredited Capacity Contribution is the ability of each resource fuel-type to contribute to meet demand during peak energy usage by customers. Accredited Capacity Contribution or Peak Load Contribution is based on Effective Load Carrying Capability (ELCC) E3 Study on Peak Load Measurement included in NorthWestern Energy's 2020 Supplement to the 2019 Montana Electric Supply Resource Procurement Plan. Note: 2020 Nameplate Capacity MW's include resources that are on-line or in service as of 12/31/2020. Thermal long-term contracted resources of Yellowstone Energy Limited Partnership (YELP) and Colstrip Energy Limited Partnership (CELP) are listed at their contracted capacity rather than nameplate capacity.

Significant Capacity Retirements in the Pacific NW 36 Planned retirements in the Pacific Northwest region exceed 3,600 MW and the Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk for NorthWestern’s customers because of the reduced energy supply availability. Appendix Retired ahead of schedule (Jan ‘20)

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 37Appendix

Timeline of Montana Generation Portfolio 38 Since 2011, we have added over 775 MW of generation, both owned and long- term contract, to our generation portfolio, all of which is from carbon-free resources. Appendix Owned and Long-Term Resource Portfolio Timeline

Comparison of Installed Capacity 39 California is dealing with significant capacity issues DESPITE having a greater amount of dispachable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Appendix

Summary Financial Results 40 (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (Nine Months Ended Sept. 30) Appendix

41 Gross Margin (Nine Months Ended Sept. 30) (dollars in millions) Nine Months Ended September 30, 2021 2020 Variance(1) Electric $ 580.2 $ 533.4 $ 46.8 8.8% Natural Gas 133.6 131.4 2.2 1.7% Total Gross Margin $ 713.8 $ 664.8 $ 49.0 7.4% Increase in gross margin due to the following factors: $21.3 Montana electric transmission revenue 18.1 Electric retail volumes 4.8 Electric QF liability adjustment 1.8 Natural gas retail volumes (4.3) Montana electric supply cost recovery (0.8) Montana natural gas production rates 4.3 Other $45.1 Change in Gross Margin Impacting Net Income (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. 41Appendix $2.2 Production tax credits reducing revenue, offset in income tax benefit 1.0 Property taxes recovered in revenue, offset in property tax expense 0.4 Gas production taxes recovered in revenue, offset in property and other taxes 0.3 Operating expenses recovered in revenue, offset in operating expense $3.9 Change in Gross Margin Offset Within Net Income $49.0 Increase in Gross Margin

Weather 42 (Nine Months Ended Sept. 30) Appendix We estimate favorable weather through the first nine months of 2021 has contributed approximately $4.1M pretax benefit as compared to normal and $8.2M pretax benefit as compared to the same period in 2020.

Operating Expenses 43 (Nine Months Ended Sept. 30) (dollars in millions) Nine Months Ended September 30, 2021 2020 Variance Operating, general & admin. $ 238.9 $ 224.0 $ 14.9 6.7% Property and other taxes 138.3 136.8 1.5 1.1% Depreciation and depletion 140.9 134.3 6.6 4.9% Operating Expenses $ 518.1 $ 495.1 $ 23.0 4.6% Appendix $6.4 Non-employee directors deferred compensation, offset in other income 3.6 Pension and other postretirement benefits, offset in other income 0.3 Operating expenses recovered in trackers, offset in revenue $10.3 Change in OG&A Items Offset Within Net Income $14.9 Increase in Operating, General & Administrative Expenses $1.5 million increase in property and other taxes due primarily an increase in estimated Montana state and local taxes. $6.6 million increase in depreciation expense primarily due to plant additions Increase in Operating, general & admin expense due to the following factors: $4.7 Employee benefit 3.0 Generation maintenance 2.4 Technology implementation and maintenance 1.2 Write-off of preliminary construction costs (7.1) Uncollectible accounts 0.4 Other $4.6 Change in OG&A Items Impacting Net Income

Operating to Net Income 44 (Nine Months Ended Sept. 30) Appendix $2.0 million decrease in interest expense, was a result of higher capitalization of AFUDC, partly offset by higher borrowings. $14.9 million increase in other income was due to an approximately $10.0 million related to items offset in operating, general, and administrative expense with no impact to net income and higher capitalization of AFUDC. Items offset in operating, general and administrative expense include a $6.4 million increase in the value of deferred shares held in trust for non-employee directors deferred compensation and a decrease in other pension expense of $3.6 million. $9.2 million increase in income tax expense was largely due to higher pre-tax income as compared to 2020. We continue to expect our 2021 effective tax rate to range between (2.5%) and 2.5%. (dollars in millions) Nine Months Ended September 30, 2021 2020 Variance Operating Income $ 195.7 $ 169.7 $ 26.0 15.3% Interest Expense (70.3) (72.3) 2.0 2.8% Other Income / (Expense) 13.9 (1.0) 14.9 1,490.0% Income Before Taxes 139.4 96.4 43.0 44.6% Income Tax (Expense) / Benefit (3.9) 5.3 (9.2) (173.6)% Net Income $ 135.5 $ 101.7 $ 33.8 33.2%

Income Tax Reconciliation 45 (Nine Months Ended Sept. 30) Appendix

Adjusted Non-GAAP Earnings 46 (Nine Months Ended Sept. 30) Appendix (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). The adjusted non- GAAP measures presented in the table are being shown to reflect significant items that were non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Balance Sheet 47Appendix Targeted debt to capitalization ratio of 50%-55% 52.3% Debt to Capitalization at September 30, 2021

Cash Flow 48Appendix Cash from operating activities decreased by $100.9 million primarily due to an $106.9 million* net increase in under collection of energy supply costs from customers in the current period, and a refund of approximately $20.5 million to our FERC regulated customers in 2021. These reductions were offset in part by an improvement in net income. However, funds from operations (cash from operations less current working capital) improved by $29.2 million in the current period. * $61.3 million electric and $45.6 million natural gas

Qualified Facility Earnings Adjustment 49Appendix $4.3 million YTD benefit * due to a more favorable adjustment of our electric QF liability (unrecoverable costs associated with PURPA contracts as part of a 2002 stipulation with the MPSC and other parties) reflecting a $7.9 million gain in 2021 (a), as compared with a $3.1 million gain for the same period in 2020 (b), due to the combination of: • A $2.6 million favorable reduction in costs for the current contract year to record the annual adjustment for actual output and pricing (c) as compared with a $0.9 million favorable reduction in costs in the prior period (d); • A negative adjustment, increasing the QF liability by $2.1 million (e), reflecting annual actual contract price escalation, which was more than previously estimated, compared to a favorable adjustment of $2.2 million in the prior year due to lower actual price escalation (f); and • A favorable adjustment of approximately $7.4 million decreasing the QF liability due to a one-time clarification in contract term (g). Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.49 (a) (b) (c) (d) (e) (f) (g) *

Quarterly PCCAM Impacts 50Appendix We recover the cost of our electric and natural gas supply through tracking mechanisms. The natural gas supply tracking mechanism in each of our jurisdictions, and electric supply tracking mechanism in South Dakota are designed to provide stable recovery of supply costs, with a monthly purchased natural gas rate tracker adjustment and a quarterly electric fuel cost rate tracker adjustment to correct for any under or over collection. The Montana electric supply tracking mechanism implemented in 2018, the PCCAM, is designed for us to absorb risk through a sharing mechanism, with 90% of the variance above or below the established base revenues and actual costs collected from or refunded to customers. Our electric supply rates were adjusted monthly under the prior tracker, and under the PCCAM design are adjusted annually. In periods of significant fluctuation of loads and / or market prices, this design impacts our cash flows as application of the PCCAM requires that we absorb certain power cost increases before we are allowed to recover increases from customers.

Segmented Capital Forecast 51Appendix $2.4 billion of total capital investment over the five year period (a $300 million increase to prior 5-year forecast). We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances. Financing plans are subject to change depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions and other factors.

Net Operating Losses & Effective Tax Rate 52 Cash Taxes: We anticipate NOLs to be available into 2021 with production tax and other credits to largely offset federal cash tax obligations into 2023. Effective Tax Rate: We anticipate the effective tax rate (ETR) for 2021 to be approximately (2.5%) to 2.5% of pre-tax income. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023.

NWE Rate Base and Earnings Profile 53Appendix (1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 9-12% of earnings from its jointly owned coal generation rate base. Data as reported in our 2020 10-K Coal Generation Rate Base as a percentage of Total Rate Base

2020 System Statistics 54 Note: Statistics above are as of 12/31/2020 except for electric transmission for others which is 2019 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Experienced & Engaged Board of Directors 55 Britt E. Ide • Committees: Safety, Environmental, Technology and Operations, Human Resources • Independent • Director since April 2017 Anthony T. Clark • Committees: Nominating and Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Chairman of the Board • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Safety, Environmental, Technology and Operations (chair), Audit • Independent • Director since April 2015 Robert C. Rowe • Committees: None • CEO and President • Director since August 2008 Jeff W. Yingling • Committees: Nominating and Governance (Chair), Audit • Independent • Director since October 2019 Linda G. Sullivan • Committees: Audit (Chair), Safety, Environmental, Technology and Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources (Chair), Safety, Environmental, Technology and Operations • Independent • Director since December 2019 Appendix

Strong Executive Team 56Appendix Robert C. Rowe • Chief Executive Officer • Current position since 2008 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Brian B. Bird • President and Chief Operating Officer • Current position since 2021 (formerly Chief Financial Officer since 2003) Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer since 2020) John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer since 2012)

Our Commissioners 57Appendix

Non-GAAP Financial Measures (1 of 2) 58 These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. Appendix

Non-GAAP Financial Measures (2 of 2) 59 Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC. Appendix The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.

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